Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements present the pro forma consolidated financial position and results of operations of BFC Financial Corporation (“BFC”) after giving effect to the merger of BBX Capital Corporation (“BBX Capital”) with and into a wholly owned subsidiary of BFC. While the merger was consummated on December 15, 2016, the unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 was prepared as if the merger was consummated on September 30, 2016, and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2015, and for the nine months ended September 30, 2016, were prepared as if the merger was consummated on January 1, 2015.

The merger will be accounted for under Accounting Standards Codification 810-10-45-23, Consolidation, which provides for a transaction in which a parent increases its ownership interest in its subsidiary and retains its controlling financial interest in its subsidiary to be accounted for as an equity transaction. Because BFC held an approximately 82% equity interest in BBX Capital prior to the merger and, as a result of the merger, BFC now owns 100% of BBX Capital, the changes in BFC’s ownership interest in BBX Capital will be accounted for as an equity transaction, and no gain or loss will be recognized in BFC’s consolidated statements of operations as a result of the merger.

The unaudited pro forma condensed consolidated financial statements have been developed by applying pro forma adjustments to the historical audited and unaudited consolidated financial statements of BFC. Because of BFC’s majority voting interest in BBX Capital, BBX Capital was consolidated in the historical consolidated financial statements of BFC. The pro forma adjustments reflect the elections made by BBX Capital’s shareholders as to the form of consideration that they desired to receive in the merger in exchange for their shares of BBX Capital’s Class A Common Stock, as described in the notes to the unaudited pro forma condensed consolidated financial statements.

BFC’s management believes that the assumptions provide a reasonable basis for presenting the significant effects of the merger. In addition, with respect to the unaudited pro forma condensed consolidated statements of operations, pro forma adjustments have been made only for items that are expected to have a continuing impact on BFC’s results.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of BFC and BBX Capital and notes thereto contained in each company’s respective Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 as previously filed with the Securities and Exchange Commission.

The unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and do not purport to represent what BFC’s results of operations or financial condition would have been had the merger actually occurred on the dates assumed nor do they purport to project BFC’s results of operations or financial condition for any future period or as of any future date. Actual results may vary significantly from the results reflected because of various factors.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2016

		Pro Forma
	BFC	Adjustments		Pro Forma
	Historical	(1)
ASSETS
Cash and interest bearing deposits in banks	$280,637	(16,894	) (2)	263,743
Restricted cash	58,030	—		58,030
Loans receivable, net of allowance	28,616	—		28,616
Notes receivable, net of allowance	424,533	—		424,533
Inventory	228,445	—		228,445
Real estate held-for-investment	21,720	—		21,720
Real estate held-for-sale, net	35,729	—		35,729
Investments in unconsolidated real estate joint ventures	43,318	—		43,318
Property and equipment, net	96,338	—		96,338
Intangible assets, net	77,230	—		77,230
Other assets	110,533	—		110,533

Total assets	$1,405,129	(16,894)		1,388,235

LIABILITIES AND EQUITY
Liabilities:
Receivable-backed notes payable - recourse	67,079	—		67,079
Receivable-backed notes payable - non-recourse	341,291	—		341,291
Notes and mortgage notes payable and other borrowings	95,422	—		95,422
Junior subordinated debentures	151,976	—		151,976
Deferred income taxes	32,038	—		32,038
Shares subject to mandatory redemption	13,409	—		13,409
Other liabilities	195,204	—		195,204

Total liabilities	896,419	—		896,419

Equity:
Preferred stock of $.01 par value; authorized 10,000,000 shares:
Redeemable 5% Cumulative Preferred Stock of $.01 par value; authorized 15,000 shares; issued and outstanding 15,000 shares with redemption value of $1,000 per share	—	—		—

Equity:
Class A common stock of $.01 par value, authorized 150,000,000 shares; issued and outstanding 72,745,656	727	120	(3)	847
Class B common stock of $.01 par value, authorized 20,000,000 shares; issued and outstanding 12,553,652	126	—		126
Additional paid-in capital	144,033	48,625	(3)(4)	192,658
Accumulated earnings	254,752	—		254,752
Accumulated other comprehensive income	985	—		985

Total BFC Financial Corporation equity	400,623	48,745		449,368
Noncontrolling interests	108,087	(65,639	) (4)	42,448

Total equity	508,710	(16,894)		491,816

Total liabilities and equity	$1,405,129	(16,894)		1,388,235

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2016

		Pro Forma
	BFC	Adjustments		Pro Forma
	Historical	(1)
Revenues
Sales of VOIs	$196,653	—		196,653
Fee-based sales commission revenue	153,718	—		153,718
Other fee-based services revenue	78,421	—		78,421
Trade sales	64,290	—		64,290
Interest income	64,232	—		64,232
Other revenues	9,526	—		9,526

Total revenues	566,840	—		566,840

Costs and Expenses
Cost of VOIs sold	19,409	—		19,409
Cost of other fee-based services	48,644	—		48,644
Cost of trade sales	50,680	—		50,680
Interest expense	28,322	—		28,322
Recoveries from loan losses, net	(18,979)	—		(18,979)
Asset impairments	1,692	—		1,692
Selling, general and administrative expenses	387,843	—		387,843

Total costs and expenses	517,611	—		517,611

Equity in net earnings from unconsolidated real estate joint ventures	5,793	—		5,793
Foreign exchange gains	325	—		325
Other income, net	1,911	—		1,911

Income before income taxes	57,258	—		57,258
Less: Provision for income taxes	23,857	—		23,857

Net income	33,401	—		33,401
Less: Net income attributable to noncontrolling interests	9,900	(3,395	) (5)	6,505

Net income attributable to BFC	$23,501	3,395		26,896

Basic earnings per common share	$0.27	—		0.27
Basic weighted average number of common shares outstanding	86,215	12,038	(6)	98,253
Diluted earnings per common share	$0.27	—		0.26
Diluted weighted average number of common shares outstanding	86,632	16,605	(6)(7)	103,237

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

		Pro Forma
	BFC	Adustments		Pro Forma
	Historical	(1)		Combined
Revenues
Sales of VOIs	$259,236	—		259,236
Fee-based sales commission revenue	173,659	—		173,659
Other fee-based services revenue	97,539	—		97,539
Trade sales	84,284	—		84,284
Interest income	88,765	—		88,765
Other revenues	36,724	—		36,724

Total revenues	740,207	—		740,207

Costs and Expenses
Cost of VOIs sold	22,884	—		22,884
Cost of other fee-based services	60,942	—		60,942
Cost of trade sales	62,707	—		62,707
Interest expense	40,408	—		40,408
Recoveries from loan losses, net	(13,457)	—		(13,457)
Asset impairments	287	—		287
Litigation settlement	36,500	—		36,500
Selling, general and administrative expenses	466,700	—		466,700

Total costs and expenses	676,971	—		676,971
Equity in net losses from unconsolidated real estate joint ventures	(1,565)	—		(1,565)
Foreign exchange loss	(1,038)	—		(1,038)
Other income, net	4,050	—		4,050

Income before income taxes	64,683	—		64,683
Benefit for income taxes	76,596	—		76,596

Net income	141,279	—		141,279
Less: Net income attributable to noncontrolling interests	18,805	(4,964	) (5)	13,841

Net income attributable to BFC	$122,474	4,964		127,438

Basic earnings per common share	$1.41	—		1.29
Basic weighted average number of common shares outstanding	87,022	12,038	(6)	99,060
Diluted earnings per common share	$1.40	—		1.24
Diluted weighted average number of common shares outstanding	87,208	15,588	(6)(7)	102,796

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016

(1)	Prior to the merger, BFC owned approximately 82% of BBX Capital’s outstanding equity and consolidated the financial results of BBX Capital. Since BFC had a controlling financial interest in BBX Capital prior to the merger, the merger will be accounted for as an equity transaction. Accordingly, the changes in BFC’s ownership interest in BBX Capital as a result of the merger will be recorded in equity by reclassifying the carrying value of the noncontrolling interest associated with BBX Capital into additional paid-in-capital and the par value of BFC’s Class A Common Stock.

(2)	Represents the approximately $16.9 million of cash consideration payable in connection with the merger to BBX Capital’s shareholders who elected or are otherwise entitled to receive cash consideration of $20.00 per share of BBX Capital’s Class A Common Stock.

(3)	Represents the approximately 12.0 million shares of BFC’s Class A Common Stock issuable in the merger to BBX Capital’s shareholders who elected to receive stock consideration of 5.4 shares of BFC’s Class A Common Stock for each share of BBX Capital’s Class A Common Stock.

(4)	Represents the carrying value of BBX Capital’s noncontrolling interest of $65.6 million less the approximately $16.9 million of cash consideration payable in the merger to BBX Capital’s shareholders (as described in note 2 above) less the reclassification from additional paid-in-capital to Class A Common Stock of the par value associated with the approximately 12.0 million shares of BFC’s Class A Common Stock issuable in the merger to BBX Capital’s shareholders (as described in note 3 above).

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

(5)	Represents the adjustment to net income attributable to BFC associated with the acquisition of BBX Capital’s noncontrolling interest in connection with the merger.

(6)	Represents the approximately 12.0 million shares of BFC’s Class A Common Stock issuable in the merger to BBX Capital’s shareholders (as described in note 3 above).

(7)	Represents the dilutive effect of converting outstanding restricted stock units of BBX Capital’s Class A Common Stock into restricted stock units of BFC’s Class A Common Stock.